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                                                                    Exhibit 10.2

                        GUARANTY TO FORTRESS CREDIT CORP.


         THIS GUARANTY, made as of this 12th f November, 2004, by ACE GAMING, LLC, a New Jersey limited liability company (the "Guarantor"), with a principal address of c/o The Sands Hotel & Casino, Indiana Avenue & Brighton Park, Atlantic City, NJ 08401, to and for the benefit of FORTRESS CREDIT CORP., a Delaware corporation (hereinafter, the "Lender").

                                   BACKGROUND

A. Guarantor is a wholly owned subsidiary of and is related to Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation (the "Borrower"), and will directly benefit from the Loan described below.

B. Borrower, Guarantor and Lender have entered into the Loan and Security Agreement (the "Loan Agreement"), dated as of the date hereof, and other Loan Documents to evidence and set forth the terms and conditions of the Loan, that Lender is making available to Borrower, for up to the sum of TEN MILLION ($10,000,000.00) DOLLARS in accordance with a revolving credit facility which shall be used by Guarantor as working capital in the operation of The Sands Hotel and Casino ("The Sands"), located at South Indiana Avenue and Brighton Park in Atlantic City New Jersey. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

C. Borrower wholly owns all legal and beneficial right, title, and interest in the equity of Guarantor and Guarantor is the casino licensee, owner and operator of The Sands.

D. Lender has agreed to grant the Loan to Borrower upon the condition that Guarantor guaranty as surety the payment and performance by the Borrower of all of the obligations under the Note and the Loan Documents executed and delivered by Borrower in connection with the Loan, and the payment of all amounts due thereunder.

E. Guarantor acknowledges (i) that the actions of Lender pursuant to the foregoing are for Guarantor's benefit, and that Guarantor will share in the benefits of the Loan realized by the Borrower; (ii) that the granting of the Loan therefore constitutes a direct, material benefit to Guarantor; and (iii) that this Guaranty constitutes a material inducement to Lender to grant the Loan, without which the Loan would not have been made.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and to induce Lender to grant the Loan, and with the foregoing Background incorporated herein by this reference, Guarantor, intending to be legally bound hereby, covenants and agrees as follows:



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                                      TERMS

         1. The Guarantor unconditionally, absolutely, jointly, severally, and in the alternative with Borrower and with all other guarantors, guaranties the punctual payment when due of any and all existing and future indebtedness and liability created, arising under, or evidenced by the Note and the Loan Documents given by the Borrower to Lender, including but not limited to all renewals, extensions, and modifications thereof, and the due and punctual payment of the principal of the Note, the interest thereon, and any other monies, costs, fees and expenses due or which may become due under the Note and the Loan Documents, and the due and punctual performance and observance by the Borrower of all of the other terms, covenants, and conditions of the Note and the Loan Documents, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any change or changes in the terms, covenants, and conditions thereof now or at the time hereafter made or granted. This Guaranty shall be deemed a continuing guaranty of the Loan from Lender pursuant to the Note and the Loan Documents. For such purposes, the terms and provisions of the Note and the Loan Documents are incorporated herein by this reference as if set forth in full.

         2. Except as set forth in the Loan Agreement, Guarantor waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time for payment, notice of non-payment at maturity, and indulgences and notices of every kind, and consents to any and all forbearances and extensions of time of payment of the Note and other Loan Documents, and to any and all changes in the terms, covenants, and conditions thereof, it being the intention that the Guarantor shall remain liable as principal until the full amount of all sums payable under the Note and other Loan Documents shall have been fully paid and until the terms, covenants, and conditions thereof have been performed and observed by the Borrower and notwithstanding any act, omission, or thing which might otherwise operate as a legal or equitable discharge of the Borrower.

         3. The obligations of the Guarantor shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of the Borrower, or any other guarantors, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, conservatorship, rehabilitation, liquidation, receivership, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

         4. Upon the mutual written agreement of Lender and Borrower, Lender shall have full right, in its sole discretion and without any notice or consent from any Guarantor, from time to time and at any time, and without affecting, impairing, or discharging, in whole or in part, the liability of any Guarantor hereunder: (a) to make any change, amendment, or modification whatsoever of any of the terms and conditions of the Note, the Loan Documents; (b) to extend, in whole or in part, by renewal or otherwise, and on one or any number of occasions, the time for the payment of any principal or interest or any other amount pursuant to the Note, Loan Documents or for the performance of any term or condition thereof; (c) to settle, compromise, release, substitute, surrender, modify, or impair, to enforce and exercise, or to fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which Lender may at any time have against the Borrower whether under the Note, the Loan Documents, or otherwise.

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         5. The obligations of Guarantor hereunder are those of a primary obligor, as surety, and are independent of the obligations of the Borrower, any other guarantors, or its or their successors and assigns, and are irrevocable. A separate action or actions may be brought and prosecuted against the Guarantor regardless of whether any action is brought against the Borrower or any other guarantors, or whether the Borrower or any other guarantors are joined in any such action or actions.

         6. In the event that the Lender has declared an Event of Default and the Lender retains or engages an attorney or attorneys to enforce this Guaranty, Guarantor will reimburse Lender for all expenses incurred, including reasonable attorneys' fees and disbursements, and interest thereon at the Default Rate.

         7. Guarantor irrevocably submits to the jurisdiction of the Superior Court of New Jersey, Atlantic County, over any action or proceeding arising out of or relating to this Guaranty; all claims in respect of such action or proceeding shall be heard and determined in such court, to the extent permitted by law. Guarantor further irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at the address set forth in the introductory paragraph of this Guaranty, to the attention of Patricia Wild, Esq. Nothing in this paragraph shall affect Lender's right to serve legal process in any other manner permitted by law.

         8. Guarantor shall have no right of subrogation whatsoever with respect to any of the indebtedness guarantied hereby or to any of the collateral securing any such indebtedness unless and until such indebtedness has been paid in full.

         9. This Guaranty shall inure to the benefit of and may be enforced by Lender and its successors and assigns, and any subsequent holder of the Note, the Loan Documents, and shall be binding upon and enforceable against the Guarantor and its assigns.

         10. This Guaranty shall be governed by, and construed under and in accordance with, the substantive laws of the State of New Jersey, without giving effect to choice of law rules thereof.

         11. THE GUARANTOR HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THE LOAN DOCUMENTS OR THIS GUARANTY. THE GUARANTOR ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL WITH RESPECT TO THIS WAIVER.



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         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                                                 ACE GAMING, LLC., a New Jersey
                                                 limited liability company

                                                 By:/s/ George Toth
                                                 Name: George Toth
                                                 Title: President





















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